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                                                                    EXHIBIT 99.2


                                   [MCI LOGO]

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MCI COMMUNICATIONS

         CORPORATION FOR THE SPECIAL MEETING TO BE HELD MARCH 11, 1998


Bert C. Roberts, Jr., Gerald H. Taylor, and John R. Worthington or any of them with full power of substitution, are hereby constituted and appointed the true and lawful attorneys in fact, agents and proxies of the undersigned and are authorized to represent and to vote, as designated on the reverse side, all of the undersigned's shares of Common Stock at the special meeting of stockholders of MCI COMMUNICATIONS CORPORATION ("MCI") to be held on March 11, 1998 at 12:00 noon, local time, at The Marina Inn, Fourth and B Streets, South Sioux City, Nebraska, and at any adjournment or postponement thereof, upon the proposal set forth on the reverse side and described in the Joint Proxy Statement/Prospectus of MCI and WorldCom, Inc., and in their discretion with respect to such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.



You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the board of directors' recommendation. The above named proxies cannot vote your shares unless you sign and return this proxy.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT REFERRED TO ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE FOR SHARES HELD IN THE COMPANY'S ESOP AND 401(K) PLANS, THE TRUSTEE WILL VOTE SHARES PURSUANT TO THE TERMS OF THE TRUST AGREEMENT.



The signed proxy revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof. The signer hereby acknowledges receipt of the Notice of Special Meeting and the Joint Proxy Statement/Prospectus relating to the Special Meeting.


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PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
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HAS YOUR ADDRESS CHANGED?                                         DO YOU HAVE ANY COMMENTS?
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                                                                               -
    PLEASE MARK VOTES
       X
    AS IN THIS EXAMPLE

                                    MCI LOGO

                     STOCKHOLDER: IF NO DIRECTION IS MADE,

                   THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                                                           ---------------------
                                                Date
      Please be sure to sign and date this Proxy.
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    Stockholder sign here                  Co-owner sign here


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                                                    For   Against  Abstain

Adoption of the Agreement and Plan of Merger, dated as of November 9, 1997, by and among MCI
Communications Corporation, WorldCom, Inc. and TC
Investments Corp.
Mark box at right if an address change or comment has been noted on the reverse side of this card.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
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